UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 19, 2025

NATURE'S MIRACLE HOLDING INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41977	88-3986430
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3281 E. Guasti Road, Suite 175 Ontario, CA 91761	91761
(Address of registrant’s principal executive office)	(Zip code)

(909) 218-4601

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Securities registered pursuant to Section 12(g) of the Act:

Title for each class	Trading Symbol(s)
Common Stock, par value $0.0001 per share	NMHI
Warrants to purchase Common Stock, at an exercise price of $11.50 per share	NMHIW

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Securities Purchase Agreement with Y. K. Capital Management, Inc.

On September 19, 2025, Nature’s Miracle Holding Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Y. K. Capital Management, Inc. (the “Series D Investor”), whereby the Series D Investor agreed to purchase 2,000 shares of Series D preferred stock, $0.0001 par value per share (the “Series D Shares”), at a purchase price of $1,000 per Series D Share. On the initial closing, the Series D Investor purchased five hundred (500) Series D Shares for a purchase price of $500,000. The second closing will be for the purchase of five hundred (500) Series D Shares for the aggregate purchase price of $500,000 before October 30, 2025 and the third and final closing will be for the purchase of one thousand (1,000) Series D Shares for the aggregate purchase price of $1,000,000 prior to the Company’s application for uplisting to the NYSE or Nasdaq.

The Series D Shares have a stated value of $1,000 per share (the “Stated Value”), and shall bear dividends at the rate of 8% per annum, for so long as the Series D Shares have not been redeemed or converted. The Series D Shares are convertible into shares of Common Stock of the Company at a conversion price of $0.1180 (the “Conversion Price”) as set forth in in the Certificate of Designations, to be filed with the State of Delaware (the “Certificate of Designations”). The Series D Investor shall not convert into Common Stock any amount of Series D Shares which would render the holder having more than 4.99% of the total outstanding shares of common stock of the Company.

The foregoing description of the Purchase Agreement, does not purport to be complete and are qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Securities Purchase Agreement with GHS Investments LLC.

On October 10, 2025, Nature’s Miracle Holding Inc. (the “Company”) entered into a Securities Purchase Agreement (the “SPA”) with GHS Investments, LLC, a Nevada limited liability company (the “Series A Investor”) (the “Investor”), whereby the Investor agreed to purchase 50 shares of the Company’s existing Series A preferred stock, $0.0001 par value per share (the “Series A Shares”), in consideration of the Series A Investor’s consent for the Company to enter into previously disclosed transactions including: (A) creating the Series B Convertible Preferred Stock, Series C Convertible Preferred Stock and Series D Convertible Preferred Stock, (B) issuing 5,000 shares of the Series B Stock (which contain 20-1 super voting rights), 9,500 shares of the Series C Stock in a transaction pursuant to which the Company will acquire certain assets owned by James Li, the Company’s Chief Executive Officer, and (C) issuing a promissory note in favor of an affiliate of James Li in the aggregate principal amount of $3,000,000.

The Series A Shares have a stated value of $1,200 per share (the “Stated Value”), and bear dividends at the rate of 12% per annum, for so long as the Series A Shares have not been redeemed or converted. The Series A Shares are convertible into shares of Common Stock of the Company at a conversion price of $0.112 (the “Conversion Price”) as set forth in in the Certificate of Designations previously filed with the State of Delaware. The Investor shall not convert into Common Stock any amount of Series A Shares which would render the holder having more than 4.99% of the total outstanding shares of common stock of the Company.

The foregoing description of the SPA, does not purport to be complete and are qualified in its entirety by reference to the full text of the SPA, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure provided above in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities

The disclosure set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated in its entirety into this Item 3.02. The securities as described herein, have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and were offered and sold in reliance upon the exemption from the registration requirements under Section 4(a)(2) under the Securities Act and/or Regulation D promulgated thereunder.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The disclosure provided above in Item 1.01 above is incorporated by reference into this Item 5.03.

Amendment No. 1 to Certificate of Designations for the Series A Preferred Stock

On October 7, 2025, pursuant to the SPA, the Company filed Amendment No. 1 to the Certificate of Designations for the Series A Preferred Stock, solely to increase the number of designated shares of Series B Preferred Stock from 250 to 300.

Certificate of Designations for the Series D Preferred Stock

On September 30, 2025, pursuant to the Purchase Agreement, the Company filed the Certificate of Designations for the Series D Preferred Stock, and to correct certain discrepancies in the previously filed Certificate of Designations for the Series D Preferred Stock, on October 7, 2025, the Company filed Amendment No. 1 to the Certificate of Designations for the Series D Preferred Stock (together the “Certificate of Designations”), with the Secretary of State of the State of Delaware for the purpose of establishing and designating the Series D Preferred Stock.

The following is a general description of the principal terms of the Series D Preferred Stock:

The Certificate of Designations designates a total of 2,000 shares of Series D Preferred Stock with a conversion price of $0.1180 (the “Conversion Price”), which is subject to adjustment as provided in the Certificate of Designations. The Series D Preferred Stock has a stated value of $1,000 per share (the “Stated Value”). Each share of Series D Preferred Stock is convertible into shares of Common Stock any time at the option of the holder thereof, from and after the date on which the number of the Company’s authorized shares of Common Stock has been increased to no less than 300,000,000, into that number of shares of Common Stock determined by dividing the Stated Value of such share of Series D Preferred Stock by the Conversion Price, subject to adjustment as provided in the Certificate of Designations. The Series D Preferred Stock will vote together with the Common Stock. Each share of Series D Preferred Stock has a number of votes equal to the number of shares of Common Stock the Series D Preferred Stock is convertible into. In connection with any liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, or in the event of a Fundamental Transaction (as defined in the Certificate of Designations for the Series D Preferred Stock), the Series D Preferred Stock will automatically convert into that number of shares of Common Stock determined by dividing the Stated Value of such share of Series D Preferred Stock by the Conversion Price as of immediately prior to the liquidation or Fundamental Transaction.

The foregoing descriptions of (i) Amendment No. 1 to the Certificate of Designations for the Series A Preferred Stock, (ii) the Certificate of Designations for the Series D Preferred Stock, and (iii) Amendment No. 1 to the Certificate of Designations for the Series D Preferred Stock do not purport to be complete and are qualified in their entirety by reference to the form of (i) Amendment No. 1 to the Certificate of Designations for the Series A Preferred Stock, (ii) the Certificate of Designations for the Series D Preferred Stock, and (iii) Amendment No. 1 to the Certificate of Designations for the Series D Preferred Stock which are filed as Exhibits 3.1, 3.2 and 3.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Amendment No. 1 Certificate of Designation for the Series A Preferred Stock
3.2	Certificate of Designation for the Series D Preferred Stock
3.3	Amendment No. 1 to Certificate of Designation for the Series D Preferred Stock
10.1	Securities Purchase Agreement dated September 19, 2025
10.2	Securities Purchase Agreement dated October 10, 2025
104	Cover Page Interactive Data File (formatted in Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 10, 2025

NATURE’S MIRACLE HOLDING INC.

By:	/s/ Tie (James) Li
Name:	Tie (James) Li
Title:	Chief Executive Officer

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